EXHIBIT 10.16.1

FOURTH MODIFICATION AGREEMENT

     This FOURTH MODIFICATION AGREEMENT (this “Agreement”) is made and entered into as of April 30, 2008, by and between ENTERPRISE FINANCIAL SERVICES CORP., a Delaware corporation (the “Borrower”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (the “Lender”).

RECITALS

     A. Pursuant to that certain Amended and Restated Credit Agreement dated July 28, 2006, by and between Borrower and Lender (the “Credit Agreement”), Lender extended the following credit facilities to Borrower: (i) a revolving loan in the principal amount of $11,000,000.00, the proceeds of which are to be used solely to finance Borrower’s general working capital purposes (the “Revolving Loan”), and (ii) a term loan in the principal amount of $4,000,000.00, the proceeds of which were to be used to finance Borrower’s acquisition of NorthStar Bancshares, Inc (the “Term Loan”).

     B. The Revolving Loan is evidenced by an Amended and Restated Revolving Credit Note dated July 28, 2006, executed by Borrower, as maker, and payable to Lender in a maximum principal amount equal to the Revolving Credit Commitment (the “Revolving Note”).

     C. The Term Loan is evidenced by a Promissory Note dated July 28, 2006, executed by Borrower, as maker, and payable to Lender in a maximum principal amount equal to the Term Credit Commitment (the “Term Note” and, together with the Revolving Note, the “Notes”).

     D. On December 6, 2006, Borrower and Lender entered into a First Modification Agreement pursuant to which the parties agreed to add certain financial covenants to the Credit Agreement (the “First Modification”).

     E. On February 23, 2007, Borrower and Lender entered into a Second Modification Agreement pursuant to which the parties agreed to amend certain covenants contained in the Credit Agreement (the “Second Modification”).

     F. On April 30, 2007, Borrower and Lender entered into a Third Modification Agreement pursuant to which the parties agreed to (i) to increase the Revolving Credit Commitment from $11,000,000.00 to $16,000,000.00, (ii) to extend the Revolving Credit Termination Date from April 30, 2007 to April 30, 2008, and (iii) to amend the definition of the term Fixed Charge Coverage Ratio contained in the Credit Agreement (the “Third Modification”).

     G. This Agreement, the Credit Agreement, the Notes, the First Modification, the Second Modification, the Third Modification and any and all other documents executed and delivered or relating in any manner to the Loan are collectively referred to herein as the “Loan Documents”.

     H. The parties enter into this Agreement to extend the Revolving Credit Termination Date from April 30, 2008 to April 30, 2009.

     I. Capitalized terms used in this Agreement and not otherwise defined in this Agreement have the meaning assigned to them in the Credit Agreement.

     NOW THEREFORE, Lender and Borrower, for good, sufficient and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, agree as follows:

     1. Modification to the Credit Agreement. The Credit Agreement is modified by deleting the reference to “April 30, 2008” contained in the definition of the term “Revolving Credit Termination Date” appearing in Section 1.1 and inserting a reference to “April 30, 2009” in lieu thereof.

     2. Modification to the Other Loan Documents. Each of the other Loan Documents is hereby modified such that references to the Credit Agreement shall refer to the Credit Agreement as modified by this Agreement.

     3. No Other Modifications. Except as expressly set forth herein, all other terms and conditions of the Loan Documents shall remain unmodified and in full force and effect, and Borrower hereby confirms and ratifies such terms and conditions and agrees to perform and comply with the same.

     4. Accuracy of Representations and Warranties. Borrower represents and warrants to Lender that Borrower is duly authorized and has all requisite power to execute and deliver this Agreement. Borrower further represents and warrants that each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date of this Agreement (except to the extent such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

     5. No Impairment. Nothing in this Agreement shall be deemed to, or shall in any manner, prejudice or impair Lender’s rights under the Loan Documents. This Agreement shall not be deemed to be nor shall it constitute any alteration, waiver, annulment or variation of the Loan Documents or the terms and conditions of or any rights, powers or remedies under the Loan Documents, except as expressly set forth in this Agreement.

     6. Waiver of Claims and Defenses. Borrower hereby waives and releases any and all claims, defenses or rights of set-off, known or unknown, existing as of the date of this Agreement, which in any manner arise out of or relate to the Loan or any of the Loan Documents.

     7. Further Acts and Assurances. Borrower agrees to comply with any and all requirements of Lender hereafter made by Lender from time to time so long as the Loan is outstanding, and Borrower agrees to make, execute and deliver to Lender any and all further instruments, documents and agreements required by Lender.

     8. Entire Agreement. This Agreement and the other Loan Documents embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof.

     9. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     10. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri, except to the extent superseded by Federal law.

     11. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Agreement by signing any such counterpart. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

     12. NO ORAL AGREEMENTS. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED, THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date set forth above.

BORROWER:

ENTERPRISE FINANCIAL SERVICES CORP.,
a Delaware corporation

By:	/s/ Frank H. Sanfilippo
Frank H. Sanfilippo
Chief Financial Officer

LENDER:

U.S. BANK NATIONAL ASSOCIATION,
a national banking association

By:	/s/ Jaycee D. Greene
Jaycee D. Greene
Vice President

FIFTH MODIFICATION AGREEMENT

     This FIFTH MODIFICATION AGREEMENT (this “Agreement”) is made and entered into as of June 30, 2008, by and between ENTERPRISE FINANCIAL SERVICES CORP., a Delaware corporation (the “Borrower”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (the “Lender”).

RECITALS

     J. Pursuant to that certain Amended and Restated Credit Agreement dated July 28, 2006, by and between Borrower and Lender (the “Credit Agreement”), Lender extended the following credit facilities to Borrower: (i) a revolving loan in the original principal amount of $11,000,000.00, the proceeds of which are to be used by Borrower for general working capital purposes (the “Revolving Loan”), and (ii) a term loan in the principal amount of $4,000,000.00, the proceeds of which were to be used to finance Borrower’s acquisition of NorthStar Bancshares, Inc (the “Term Loan” and together with the Revolving Loan, the “Loans”).

     K. The Revolving Loan is evidenced by an Amended and Restated Revolving Credit Note dated July 28, 2006, executed by Borrower, as maker, and payable to Lender in a maximum principal amount equal to the Revolving Credit Commitment (the “Revolving Note”).

     L. The Term Loan is evidenced by a Promissory Note dated July 28, 2006, executed by Borrower, as maker, and payable to Lender in a maximum principal amount equal to the Term Credit Commitment (the “Term Note” and, together with the Revolving Note, the “Notes”).

     M. On December 6, 2006, Borrower and Lender entered into a First Modification Agreement pursuant to which the parties agreed to add certain financial covenants to the Credit Agreement (the “First Modification”).

     N. On February 23, 2007, Borrower and Lender entered into a Second Modification Agreement pursuant to which the parties agreed to amend certain covenants contained in the Credit Agreement (the “Second Modification”).

     O. On April 30, 2007, Borrower and Lender entered into a Third Modification Agreement pursuant to which the parties agreed to (i) increase the Revolving Credit Commitment from $11,000,000.00 to $16,000,000.00, (ii) extend the Revolving Credit Termination Date from April 30, 2007 to April 30, 2008, and (iii) amend the definition of the term Fixed Charge Coverage Ratio contained in the Credit Agreement (the “Third Modification”).

     P. On April 30, 2008, Borrower and Lender entered into a Fourth Modification Agreement pursuant to which the parties agreed to extend the Revolving Credit Termination Date from April 30, 2008 to April 30, 2009 and to modify a financial covenant (the “Fourth Modification”).

     Q. This Agreement, the Credit Agreement, the Notes, the First Modification, the Second Modification, the Third Modification, the Fourth Modification and any and all other documents executed and delivered or relating in any manner to the Loans are collectively referred to herein as the “Loan Documents”.

     R. The parties enter into this Agreement to provide for a temporary increase in the Revolving Credit Commitment from $16,000,000.00 to $18,000,000.00.

     S. Capitalized terms used in this Agreement and not otherwise defined in this Agreement have the meaning assigned to them in the Credit Agreement.

     NOW THEREFORE, Lender and Borrower, for good, sufficient and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, agree as follows:

     1. Modifications to the Revolving Note. The Revolving Note is modified as follows:

     (a) The reference to “$16,000,000.00” contained in the upper left-hand corner of the Revolving Note is deleted and replaced with a reference to “$18,000,000.00”.

     (b) The reference to “SIXTEEN MILLION AND NO/100 DOLLARS ($16,000,000.00)” appearing in the first paragraph is deleted and replaced with a reference to “EIGHTEEN MILLION AND NO/100 DOLLARS ($18,000,000.00)”.

     (c) The following is inserted after the first sentence appearing on the first page of the Note:

“On or before August 31, 2008 (the “Principal Reduction Date”), Borrower shall make a payment of principal under this Note in an amount sufficient to reduce the then outstanding principal balance of this Note to an amount not greater than $16,000,000.00 and from and after the Principal Reduction Date, the principal amount available to be borrowed under this Note is limited to $16,000,000.00.”

     2. Modifications to the Credit Agreement. The Credit Agreement is modified as follows:

     (a) The reference to “SIXTEEN MILLION AND NO/100 DOLLARS ($16,000,000.00)” contained in the recitals is deleted and replaced with a reference to EIGHTEEN MILLION AND NO/100 DOLLARS ($18,000,000.00)”.

     (b) The definition of the term “Revolving Credit Commitment” appearing in Section 1.1 is deleted and replaced with the following:

“Revolving Credit Commitment” shall mean (i) from June 30, 2008 until August 31, 2008, an amount equal to $18,000,000.00, and (ii) from and after September 1, 2008, an amount equal to $16,000,000.00.”

     3. Modification to the Other Loan Documents. Each of the other Loan Documents is hereby modified such that references to the Credit Agreement and the Revolving Note shall refer to the Credit Agreement and the Revolving Note, respectively, as modified by this Agreement.

     4. No Other Modifications. Except as expressly set forth herein, all other terms and conditions of the Loan Documents shall remain unmodified and in full force and effect, and Borrower hereby confirms and ratifies such terms and conditions and agrees to perform and comply with the same.

     5. Accuracy of Representations and Warranties. Borrower represents and warrants to Lender that Borrower is duly authorized and has all requisite power to execute and deliver this Agreement. Borrower further represents and warrants that each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date of this Agreement (except to the extent such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

     6. No Impairment. Nothing in this Agreement shall be deemed to, or shall in any manner, prejudice or impair Lender’s rights under the Loan Documents. This Agreement shall not be deemed to be nor shall it constitute any alteration, waiver, annulment or variation of the Loan Documents or the terms and conditions of or any rights, powers or remedies under the Loan Documents, except as expressly set forth in this Agreement.

     7. Waiver of Claims and Defenses. Borrower hereby waives and releases any and all claims, defenses or rights of set-off, known or unknown, existing as of the date of this Agreement, which in any manner arise out of or relate to the Loans or any of the Loan Documents.

     8. Further Acts and Assurances. Borrower agrees to comply with any and all requirements of Lender hereafter made by Lender from time to time so long as either of the Loans are outstanding, and Borrower agrees to make, execute and deliver to Lender any and all further instruments, documents and agreements required by Lender.

     9. Entire Agreement. This Agreement and the other Loan Documents embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof.

     10. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     11. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri, except to the extent superseded by Federal law.

     12. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Agreement by signing any such counterpart. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

     13. NO ORAL AGREEMENTS. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED, THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date set forth above.

BORROWER:

ENTERPRISE FINANCIAL SERVICES CORP.,
a Delaware corporation

By:	/s/ Frank H. Sanfilippo
Frank H. Sanfilippo
Chief Financial Officer

LENDER:

U.S. BANK NATIONAL ASSOCIATION,
a national banking association

By:	/s/ Jaycee D. Greene
Jaycee D. Greene
Vice President

SIXTH MODIFICATION AGREEMENT

     This SIXTH MODIFICATION AGREEMENT (this “Agreement”) is made and entered into as of December 11, 2008, by and between ENTERPRISE FINANCIAL SERVICES CORP., a Delaware corporation (the “Borrower”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (the “Lender”).

RECITALS

     T. Pursuant to that certain Amended and Restated Credit Agreement dated July 28, 2006, by and between Borrower and Lender (the “Credit Agreement”), Lender extended the following credit facilities to Borrower: (i) a revolving loan in the original principal amount of $11,000,000.00, the proceeds of which are to be used by Borrower for general working capital purposes (the “Revolving Loan”), and (ii) a term loan in the principal amount of $4,000,000.00, the proceeds of which were to be used to finance Borrower’s acquisition of NorthStar Bancshares, Inc (the “Term Loan” and together with the Revolving Loan, the “Loans”).

     U. The Revolving Loan is evidenced by an Amended and Restated Revolving Credit Note dated July 28, 2006, executed by Borrower, as maker, and payable to Lender in a maximum principal amount equal to the Revolving Credit Commitment (the “Revolving Note”).

     V. The Term Loan is evidenced by a Promissory Note dated July 28, 2006, executed by Borrower, as maker, and payable to Lender in a maximum principal amount equal to the Term Credit Commitment (the “Term Note” and, together with the Revolving Note, the “Notes”).

     W. On December 6, 2006, Borrower and Lender entered into a First Modification Agreement pursuant to which the parties agreed to add certain financial covenants to the Credit Agreement (the “First Modification”).

     X. On February 23, 2007, Borrower and Lender entered into a Second Modification Agreement pursuant to which the parties agreed to amend certain covenants contained in the Credit Agreement (the “Second Modification”).

     Y. On April 30, 2007, Borrower and Lender entered into a Third Modification Agreement pursuant to which the parties agreed to (i) increase the Revolving Credit Commitment from $11,000,000.00 to $16,000,000.00, (ii) extend the Revolving Credit Termination Date from April 30, 2007 to April 30, 2008, and (iii) amend the definition of the term Fixed Charge Coverage Ratio contained in the Credit Agreement (the “Third Modification”).

     Z. On April 30, 2008, Borrower and Lender entered into a Fourth Modification Agreement pursuant to which the parties agreed to extend the Revolving Credit Termination Date from April 30, 2008 to April 30, 2009 and to modify a financial covenant (the “Fourth Modification”).

     AA. On June 30, 2008, Borrower and Lender entered into a Fifth Modification Agreement pursuant to which the parties agreed to provide for a temporary increase in the Revolving Credit Commitment from $16,000,000.00 to $18,000,000.00 (the “Fifth Modification”).

     BB. This Agreement, the Credit Agreement, the Notes, the First Modification, the Second Modification, the Third Modification, the Fourth Modification, the Fifth Modification and any and all other documents executed and delivered or relating in any manner to the Loans are collectively referred to herein as the “Loan Documents”.

     CC. The parties enter into this Agreement to amend the restriction on indebtedness of Borrower appearing in the Credit Agreement as more specifically described therein.

     DD. Capitalized terms used in this Agreement and not otherwise defined in this Agreement have the meaning assigned to them in the Credit Agreement.

AGREEMENT

     Lender and Borrower, for good, sufficient and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, agree as follows:

     1. Modification to the Credit Agreement. The Credit Agreement is modified by deleting Section 8.1 and inserting the following in place thereof:

“8.1Restriction on Indebtedness. Create, incur, assume or have outstanding any indebtedness for borrowed money (including capitalized leases) except (i) indebtedness under the Revolving Note or the Term Note issued under this Agreement, (ii) other indebtedness to the Lender, (iii) fed funds transactions in the ordinary course of business, (iv) indebtedness owing to any Federal Home Loan Bank (or any successor thereto), (v) indebtedness on account of the Subsidiary Bank maintaining deposit accounts in the ordinary course of business, (vi) any other indebtedness outstanding on the date hereof, and shown on the Borrower’s financial statements delivered to the Lender prior to the date hereof, together with restatements, substitutions and refinancings of such indebtedness, (vii) trust preferred securities issued by Borrower on February 26, 2007 in the amount of $14,000,000.00 with a maturity of March 30, 2037, (viii) trust preferred securities issued by Borrower on September 30, 2007 in the amount of $4,000,000.00 with a maturity of December 15, 2037, and (ix) trust preferred securities to be issued by Borrower (in one or more issuances) on or about December 11, 2008 in the amount of $25,000,000.00 with a maturity on or about December ___, 2038.”

     2. Modification to the Other Loan Documents. Each of the other Loan Documents is hereby modified such that references to the Credit Agreement and the Revolving Note shall refer to the Credit Agreement and the Revolving Note, respectively, as modified by this Agreement.

     3. No Other Modifications. Except as expressly set forth herein, all other terms and conditions of the Loan Documents shall remain unmodified and in full force and effect, and Borrower hereby confirms and ratifies such terms and conditions and agrees to perform and comply with the same.

     4. Accuracy of Representations and Warranties. Borrower represents and warrants to Lender that Borrower is duly authorized and has all requisite power to execute and deliver this Agreement. Borrower further represents and warrants that each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date of this Agreement (except to the extent such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

     5. No Impairment. Nothing in this Agreement shall be deemed to, or shall in any manner, prejudice or impair Lender’s rights under the Loan Documents. This Agreement shall not be deemed to be nor shall it constitute any alteration, waiver, annulment or variation of the Loan Documents or the terms and conditions of or any rights, powers or remedies under the Loan Documents, except as expressly set forth in this Agreement.

     6. Waiver of Claims and Defenses. Borrower hereby waives and releases any and all claims, defenses or rights of set-off, known or unknown, existing as of the date of this Agreement, which in any manner arise out of or relate to the Loans or any of the Loan Documents.

     7. Further Acts and Assurances. Borrower agrees to comply with any and all requirements of Lender hereafter made by Lender from time to time so long as either of the Loans are outstanding, and Borrower agrees to make, execute and deliver to Lender any and all further instruments, documents and agreements required by Lender.

     8. Entire Agreement. This Agreement and the other Loan Documents embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof.

     9. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     10. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri, except to the extent superseded by Federal law.

     11. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Agreement by signing any such counterpart. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

     12. NO ORAL AGREEMENTS. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED, THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date set forth above.

BORROWER:

ENTERPRISE FINANCIAL SERVICES CORP.,
a Delaware corporation

By:	/s/ Frank H. Sanfilippo
Frank H. Sanfilippo
Chief Financial Officer

LENDER:

U.S. BANK NATIONAL ASSOCIATION,
a national banking association

By:	/s/ Jaycee D. Greene
Jaycee D. Greene
Vice President